Nationwide Diverse Managers Fund Summary Prospectus March 25, 2014

Institutional Service Class NWWFX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 25, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective

The Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration in selecting portfolio investments.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 14 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 54 of the Statement of Additional Information.

Institutional Service Class Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fee	None
Other Expenses[1]	1.02%
Total Annual Fund Operating Expenses	1.62%
Fee Waiver/Expense Reimbursement[2]	(0.53%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.09%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.84% until at least November 30, 2015. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

SP-DM (03/14)

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Service Class shares	$111	$459

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed as the Fund has not commenced operations as of the date of this Prospectus.

Principal Investment Strategies

The Fund invests in a diversified portfolio of equity and fixed-income securities, and consists of four separate portions managed by different subadvisers. One portion invests primarily in equity securities issued by U.S. companies (“U.S. Equities Portion”). Another portion invests primarily in equity securities issued by companies that are located outside of the United States (“International Equities Portion”). A third portion invests primarily in equity securities issued by very small companies (“Small-Cap Portion”), and the fourth portion invests primarily in bonds and other fixed-income securities (“Fixed Income Portion”). Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Mutual Funds (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis.

NFA has selected Herndon Capital Management, LLC (“Herndon”) to subadvise the U.S. Equities Portion. Herndon invests in common stocks issued by large-cap companies, utilizing a value style of investing. “Value” investing generally means investing in equity securities that a subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. This portion is designed to provide the Fund’s shareholders with exposure to companies that the subadviser believes are undervalued versus their peers but which have demonstrated the ability to produce better than market returns. In managing this portion, Herndon emphasizes quality, liquidity and a disciplined investment process.

Strategic Global Advisors, LLC (“SGA”) is the subadviser for the Fund’s International Equities Portion. SGA seeks to provide long-term capital growth by investing in stocks of companies that are located or headquartered outside the United States or whose securities are traded primarily on foreign stock markets. The International Equities Portion may invest in the securities of companies of any market capitalization, including small- and mid-cap companies. SGA utilizes a quantitative strategy grounded in fundamental research in seeking to deliver maximum risk-adjusted returns. SGA focuses on security selection, rather than sector and country market timing.

Ariel Investments, LLC (“Ariel”) is the subadviser for the Fund’s Small-Cap Portion, which invests primarily in common stocks of companies with market capitalizations of less than $2 billion at the time of their initial purchase, some of which may be considered to be micro-cap companies. The Small-Cap Portion also may invest in initial public offerings (“IPOs”) of small companies to capitalize on the opportunity for growth. Ariel seeks to invest in companies that the subadviser believes are trading at low price-to-book ratios and have strong balance sheets. Using a strategy that combines patience and stock selection, Ariel purchases stocks of companies the market prices of which it believes to be trading at deep discounts to their intrinsic value. Some of these companies may be considered to be special situation companies and turnarounds, which are companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery. Once a stock has been selected, Ariel seeks to hold such stocks for a relatively long period of time (generally five years or more).

NFA has selected Garcia Hamilton & Associates, L.P. (“Garcia Hamilton”) to subadvise the Fixed Income Portion. Garcia Hamilton employs an investment philosophy that focuses on the preservation of principal while maintaining high current income. Garcia Hamilton invests primarily in U.S. Treasury securities, U.S. government agency securities, and investment-grade mortgage-backed securities and corporate bonds.

Under normal market conditions, the Fund generally invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities. In allocating assets to the four subadvisers, NFA pursues increased diversification among securities and investment styles in order to increase the potential for investment return while at the same time seeking to reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

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Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Micro-cap risk – investing in micro-cap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of micro-cap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, micro-cap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may at times be out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Special situation companies risk – these are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company’s market value. If the anticipated benefits of the developments do not ultimately materialize, the value of the special situation company may decline.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond.

Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have higher default rates than loans that meet government underwriting requirements.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the securities markets, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

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Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Garcia Hamilton & Associates, L.P. (“Garcia Hamilton”)

Herndon Capital Management, LLC (“Herndon”)

Strategic Global Advisors, LLC (“SGA”)

Ariel Investments, LLC (“Ariel”)

Portfolio Managers

Portfolio Manager	Title at Subadviser	Length of Service with Fund
Garcia Hamilton
Gilbert Andrew Garcia, CFA	Fixed Income Portfolio Manager and Managing Partner	Since 2014
Jeffrey D. Detwiler, CFA, AAMS	Fixed Income Portfolio Manager	Since 2014
Nancy Rodriguez	Fixed Income Portfolio Manager	Since 2014
Herndon
Randell A. Cain, Jr., CFA	Principal/Portfolio Manager	Since 2014
SGA
Cynthia Tusan, CFA	President and Lead Portfolio Manager	Since 2014
Gary Baierl, Ph.D.	Chief Investment Officer and Portfolio Manager	Since 2014
Mark Wimer, CFA	Senior Quantitative Analyst and Portfolio Manager	Since 2014
Ariel
David M. Maley	Lead Portfolio Manager	Since 2014
Kenneth E. Kuhrt, CPA	Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares

Minimum Initial Investment
Institutional Service Class: $50,000
Minimum Additional Investment
Institutional Service Class: no minimum

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders to Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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